Exhibit 99.1

KELLY SERVICES® REPORTS 4th QUARTER AND FULL YEAR 2014 RESULTS

TROY, MI (January 29, 2015) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the fourth quarter and full year of 2014.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the fourth quarter of 2014 totaled $1.4 billion, a 3% increase (a 6% increase on a constant currency basis) compared to the corresponding quarter of 2013. Revenue for the full year totaled $5.6 billion, a 3% increase (a 4% increase on a constant currency basis) compared to the prior year.

Earnings from operations for the fourth quarter of 2014 totaled $2.6 million, compared to $9.6 million reported for the fourth quarter of 2013. Included in the results of operations in the fourth quarter of 2014 are restructuring charges of $6.2 million. The results of operations in the fourth quarter of 2013 included restructuring charges of $0.3 million. Excluding the restructuring charges from both years, earnings from operations were $8.8 million in the fourth quarter of 2014, compared to adjusted earnings of $9.9 million last year.

Earnings from operations for the full year of 2014 totaled $21.9 million compared to $53.3 million in 2013. Included in the results from operations for 2014 are restructuring charges of $12.0 million. Included in the results from operations for 2013 are asset impairment charges of $1.7 million and restructuring charges of $1.6 million. Excluding these items from both years, earnings from operations were $33.9 million in 2014 compared to $56.6 million in 2013.

Diluted earnings per share in the fourth quarter of 2014 were $0.44 compared to $0.45 per share in the fourth quarter of 2013. Included in diluted earnings per share from continuing operations for the fourth quarter of 2014 are restructuring charges of $0.10 per share. Included in diluted earnings per share from continuing operations for the fourth quarter of 2013 are restructuring charges of $0.01 per share. Excluding these charges from both years, diluted earnings per share from continuing operations for the fourth quarter of 2014 were $0.54 per share compared to $0.45 per share in 2013.

Diluted earnings per share from continuing operations for the full year of 2014 were $0.61 compared to $1.54 per share in 2013. Included in diluted earnings per share from continuing operations for 2014 are restructuring charges of $0.19 per share. Included in diluted earnings per share from continuing operations for 2013 are restructuring charges of $0.04 per share and asset impairment charges of $0.04 per share. Excluding these charges from both periods, diluted earnings per share from continuing operations for 2014 were $0.81 per share compared to $1.62 per share in 2013.

Commenting on the fourth quarter, Camden stated, “The fourth quarter capped a year of significant investment at Kelly, and we’re pleased that our performance confirms those investments are gaining traction. With our new delivery models fully in place, we have begun capitalizing on improved U.S. market conditions and increased demand for specialized staffing. The strong results delivered by our OCG segment reflects our ongoing ability to also meet the growing demand for holistic talent management solutions, especially among our largest customers.”

In conjunction with its fourth quarter and full year earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on January 29, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry or market developments, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration and/or reinstatement of the U.S. work opportunity credit program), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provided employment to approximately 555,000 employees in 2014. Revenue in 2014 was $5.6 billion. Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2014	2013	Change		Change	Change

Revenue from services	$1,425.0	$1,385.8	$39.2		2.8%	5.7%

Cost of services	1,192.4	1,154.3	38.1		3.3

Gross profit	232.6	231.5	1.1		0.5	3.4

Selling, general and administrative expenses	230.0	221.9	8.1		3.6	6.8

Earnings from operations	2.6	9.6	(7.0)		(71.7)

Other expense, net	1.1	0.6	0.5		89.6

Earnings before taxes	1.5	9.0	(7.5)		(81.8)

Income tax benefit	(15.5)	(8.2)	(7.3)		(89.3)

Net earnings	$17.0	$17.2	$(0.2)		(0.2)%

Basic earnings per share	$0.44	$0.45	$(0.01)		(2.2)%
Diluted earnings per share	$0.44	$0.45	$(0.01)		(2.2)%

STATISTICS:

Gross profit rate	16.3%	16.7%	(0.4)	pts.

Selling, general and administrative expenses:
% of revenue	16.1	16.0	0.1
% of gross profit	98.8	95.9	2.9

% Return:
Earnings from operations	0.2	0.7	(0.5)
Earnings before taxes	0.1	0.6	(0.5)
Net earnings	1.2	1.2	—

Effective income tax rate	(949.7)%	(91.1)%	(858.6)	pts.

Average number of shares outstanding (millions):
Basic	37.7	37.4
Diluted	37.7	37.4

Shares adjusted for nonvested restricted awards (millions):
Basic	38.9	38.6
Diluted	38.9	38.6

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 52 WEEKS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2014	2013	Change		Change	Change

Revenue from services	$5,562.7	$5,413.1	$149.6		2.8%	3.8%

Cost of services	4,654.3	4,523.6	130.7		2.9

Gross profit	908.4	889.5	18.9		2.1	3.2

Selling, general and administrative expenses	886.5	834.5	52.0		6.2	7.3

Asset impairments	—	1.7	(1.7)		(100.0)

Earnings from operations	21.9	53.3	(31.4)		(59.1)

Other expense, net	5.3	4.5	0.8		15.3

Earnings before taxes	16.6	48.8	(32.2)		(66.0)

Income tax benefit	(7.1)	(10.1)	3.0		29.6

Net earnings	$23.7	$58.9	$(35.2)		(59.8)%

Basic earnings per share	$0.61	$1.54	$(0.93)		(60.4)%
Diluted earnings per share	$0.61	$1.54	$(0.93)		(60.4)%

STATISTICS:

Gross profit rate	16.3%	16.4%	(0.1)	pts.

Selling, general and administrative expenses:
% of revenue	15.9	15.4	0.5
% of gross profit	97.6	93.8	3.8

% Return:
Earnings from operations	0.4	1.0	(0.6)
Earnings before taxes	0.3	0.9	(0.6)
Net earnings	0.4	1.1	(0.7)

Effective income tax rate	(43.2)%	(20.8)%	(22.4)	pts.

Average number of shares outstanding (millions):
Basic	37.5	37.3
Diluted	37.5	37.3

Shares adjusted for nonvested restricted awards (millions):
Basic	38.6	38.3
Diluted	38.6	38.3

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
					Currency
	2014	2013	Change		Change
AMERICAS
Commercial
Revenue from services	$694.5	$641.5	8.3%		9.3%
Staffing fee-based income included in revenue from services	4.0	3.4	16.0		17.4
Gross profit	99.6	95.7	4.2		5.2
Gross profit rate	14.4%	14.9%	(0.5)	pts.
PT
Revenue from services	$232.9	$234.1	(0.5)%		(0.2)%
Staffing fee-based income included in revenue from services	3.9	3.7	4.1		5.0
Gross profit	37.5	39.0	(3.6)		(3.3)
Gross profit rate	16.1%	16.6%	(0.5)	pts.
Total Americas
Revenue from services	$927.4	$875.6	5.9%		6.7%
Staffing fee-based income included in revenue from services	7.9	7.1	9.8		10.9
Gross profit	137.1	134.7	2.0		2.7
Total SG&A expenses	113.9	109.2	4.4		5.1
Earnings from operations	23.2	25.5	(8.5)

Gross profit rate	14.8%	15.4%	(0.6)	pts.
Expense rates:
% of revenue	12.3	12.5	(0.2)
% of gross profit	83.0	81.1	1.9
Return on sales	2.5	2.9	(0.4)

EMEA
Commercial
Revenue from services	$204.5	$232.2	(12.0)%		(2.4)%
Staffing fee-based income included in revenue from services	3.3	4.9	(31.9)		(19.2)
Gross profit	29.6	34.8	(15.1)		(5.6)
Gross profit rate	14.4%	15.0%	(0.6)	pts.
PT
Revenue from services	$44.8	$48.0	(6.5)%		2.7%
Staffing fee-based income included in revenue from services	2.8	3.3	(16.0)		(2.5)
Gross profit	9.6	10.6	(8.7)		1.8
Gross profit rate	21.7%	22.2%	(0.5)	pts.
Total EMEA
Revenue from services	$249.3	$280.2	(11.0)%		(1.5)%
Staffing fee-based income included in revenue from services	6.1	8.2	(25.5)		(12.5)
Gross profit	39.2	45.4	(13.6)		(3.9)
SG&A expenses excluding restructuring charges	36.4	42.2	(13.7)
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	36.4	42.5	(14.4)		(2.9)
Earnings from operations	2.8	2.9	(2.2)
Earnings from operations excluding restructuring charges	2.8	3.2	(11.8)

Gross profit rate	15.7%	16.2%	(0.5)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.6	15.1	(0.5)
% of gross profit	92.8	92.9	(0.1)
Return on sales (excluding restructuring charges)	1.1	1.1	—

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter
					Constant
					Currency
	2014	2013	Change		Change
APAC
Commercial
Revenue from services	$91.3	$87.3	4.6%		9.7%
Staffing fee-based income included in revenue from services	2.0	2.2	(6.9)		(3.4)
Gross profit	11.8	12.5	(5.4)		(0.8)
Gross profit rate	12.9%	14.3%	(1.4)	pts.
PT
Revenue from services	$11.2	$9.3	20.1%		26.9%
Staffing fee-based income included in revenue from services	2.0	2.1	(6.3)		(2.2)
Gross profit	3.3	3.5	(4.6)		0.2
Gross profit rate	29.9%	37.7%	(7.8)	pts.
Total APAC
Revenue from services	$102.5	$96.6	6.1%		11.4%
Staffing fee-based income included in revenue from services	4.0	4.3	(6.6)		(2.8)
Gross profit	15.1	16.0	(5.2)		(0.6)
Total SG&A expenses	13.1	14.7	(11.4)		(6.8)
Earnings from operations	2.0	1.3	63.9

Gross profit rate	14.8%	16.5%	(1.7)	pts.
Expense rates:
% of revenue	12.7	15.2	(2.5)
% of gross profit	85.8	91.8	(6.0)
Return on sales	2.1	1.4	0.7

OCG
Revenue from services	$164.7	$148.5	10.9%		11.9%
Gross profit	42.3	36.5	15.8		17.1
Total SG&A expenses	32.6	29.0	12.5		14.8
Earnings from operations	9.7	7.5	28.5

Gross profit rate	25.6%	24.6%	1.0	pts.
Expense rates:
% of revenue	19.8	19.6	0.2
% of gross profit	77.4	79.6	(2.2)
Return on sales	5.8	5.0	0.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
					Currency
	2014	2013	Change		Change
AMERICAS
Commercial
Revenue from services	$2,609.6	$2,545.6	2.5%		3.4%
Staffing fee-based income included in revenue from services	14.4	13.2	8.7		10.1
Gross profit	379.6	370.2	2.6		3.4
Gross profit rate	14.5%	14.5%	—	pts.
PT
Revenue from services	$956.0	$967.8	(1.2)%		(1.0)%
Staffing fee-based income included in revenue from services	15.6	14.5	7.4		8.1
Gross profit	155.9	155.1	0.6		0.8
Gross profit rate	16.3%	16.0%	0.3	pts.
Total Americas
Revenue from services	$3,565.6	$3,513.4	1.5%		2.2%
Staffing fee-based income included in revenue from services	30.0	27.7	8.0		9.1
Gross profit	535.5	525.3	2.0		2.6
Total SG&A expenses	446.8	419.8	6.5		7.1
Earnings from operations	88.7	105.5	(15.9)

Gross profit rate	15.0%	14.9%	0.1	pts.
Expense rates:
% of revenue	12.5	11.9	0.6
% of gross profit	83.5	79.9	3.6
Return on sales	2.5	3.0	(0.5)

EMEA
Commercial
Revenue from services	$894.7	$877.5	2.0%		3.5%
Staffing fee-based income included in revenue from services	17.3	19.8	(12.5)		(8.0)
Gross profit	130.6	133.6	(2.3)		(0.6)
Gross profit rate	14.6%	15.2%	(0.6)	pts.
PT
Revenue from services	$190.3	$179.7	5.9%		6.4%
Staffing fee-based income included in revenue from services	13.5	15.0	(10.0)		(6.4)
Gross profit	42.9	42.6	0.7		2.2
Gross profit rate	22.6%	23.7%	(1.1)	pts.
Total EMEA
Revenue from services	$1,085.0	$1,057.2	2.6%		4.0%
Staffing fee-based income included in revenue from services	30.8	34.8	(11.4)		(7.3)
Gross profit	173.5	176.2	(1.6)		0.1
SG&A expenses excluding restructuring charges	160.6	164.3	(2.3)
Restructuring charges	0.8	0.4	60.5
Total SG&A expenses	161.4	164.7	(2.1)		(0.1)
Earnings from operations	12.1	11.5	5.5
Earnings from operations excluding restructuring charges	12.9	11.9	7.9

Gross profit rate	16.0%	16.7%	(0.7)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.8	15.5	(0.7)
% of gross profit	92.5	93.2	(0.7)
Return on sales (excluding restructuring charges)	1.2	1.1	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date
					Constant
					Currency
	2014	2013	Change		Change
APAC
Commercial
Revenue from services	$351.8	$344.1	2.2%		5.6%
Staffing fee-based income included in revenue from services	7.9	9.2	(14.7)		(11.5)
Gross profit	47.5	49.3	(3.7)		(0.4)
Gross profit rate	13.5%	14.3%	(0.8)	pts.
PT
Revenue from services	$40.4	$38.6	4.5%		9.0%
Staffing fee-based income included in revenue from services	7.8	8.8	(11.4)		(7.9)
Gross profit	12.7	14.0	(8.8)		(5.0)
Gross profit rate	31.6%	36.2%	(4.6)	pts.
Total APAC
Revenue from services	$392.2	$382.7	2.5%		6.0%
Staffing fee-based income included in revenue from services	15.7	18.0	(13.1)		(9.8)
Gross profit	60.2	63.3	(4.8)		(1.4)
SG&A expenses excluding restructuring charges	56.4	60.2	(6.3)
Restructuring charges	1.3	0.3	373.4
Total SG&A expenses	57.7	60.5	(4.5)		(0.8)
Earnings from operations	2.5	2.8	(11.0)
Earnings from operations excluding restructuring charges	3.8	3.1	24.7

Gross profit rate	15.4%	16.5%	(1.1)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.4	15.7	(1.3)
% of gross profit	93.6	95.1	(1.5)
Return on sales (excluding restructuring charges)	1.0	0.8	0.2

OCG
Revenue from services	$586.8	$509.5	15.2%		15.7%
Gross profit	143.6	128.2	12.0		12.4
SG&A expenses excluding restructuring charges	127.3	110.6	15.1
Restructuring charges	—	0.9	(100.0)
Total SG&A expenses	127.3	111.5	14.3		15.0
Asset impairments	—	1.7	(100.0)
Earnings from operations	16.3	15.0	7.3
Earnings from operations excluding restructuring charges	16.3	15.9	1.8

Gross profit rate	24.5%	25.2%	(0.7)	pts.
Expense rates (excluding restructuring charges):
% of revenue	21.7	21.7	—
% of gross profit	88.7	86.3	2.4
Return on sales (excluding restructuring charges)	2.8	3.1	(0.3)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Dec. 28, 2014	Dec. 29, 2013
Current Assets
Cash and equivalents	$83.1	$125.7
Trade accounts receivable, less allowances of
$10.7 and $9.9, respectively	1,122.8	1,023.1
Prepaid expenses and other current assets	47.9	52.2
Deferred taxes	34.4	35.5
Total current assets	1,288.2	1,236.5

Property and Equipment, Net	93.0	92.0

Noncurrent Deferred Taxes	146.3	121.7

Goodwill, Net	90.3	90.3

Other Assets	300.1	258.1

Total Assets	$1,917.9	$1,798.6

Current Liabilities
Short-term borrowings	$91.9	$28.3
Accounts payable and accrued liabilities	364.0	342.4
Accrued payroll and related taxes	308.5	294.9
Accrued insurance	26.9	27.6
Income and other taxes	68.8	68.8

Total current liabilities	860.1	762.0

Noncurrent Liabilities
Accrued insurance	43.9	46.0
Accrued retirement benefits	140.8	134.7
Other long-term liabilities	39.4	33.3

Total noncurrent liabilities	224.1	214.0

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(49.8)	(56.2)
Paid-in capital	24.9	26.0
Earnings invested in the business	767.4	751.3
Accumulated other comprehensive income	51.1	61.4

Total stockholders' equity	833.7	822.6

Total Liabilities and Stockholders' Equity	$1,917.9	$1,798.6

STATISTICS:
Working Capital	$428.1	$474.5
Current Ratio	1.5	1.6
Debt-to-capital %	9.9%	3.3%
Global Days Sales Outstanding	54	52

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 52 WEEKS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013
(UNAUDITED)
(In millions of dollars)

	2014	2013
Cash flows from operating activities:
Net earnings	$23.7	$58.9
Noncash adjustments:
Impairment of assets	—	1.7
Depreciation and amortization	21.7	20.4
Provision for bad debts	5.3	2.0
Stock-based compensation	5.3	3.8
Other, net	(0.4)	0.6
Changes in operating assets and liabilities	(125.6)	27.9

Net cash (used in) from operating activities	(70.0)	115.3

Cash flows from investing activities:
Capital expenditures	(21.7)	(20.0)
Investment in equity affiliate	(5.7)	—
Other investing activities	0.2	(0.8)

Net cash used in investing activities	(27.2)	(20.8)

Cash flows from financing activities:
Net change in short-term borrowings	63.9	(35.8)
Dividend payments	(7.6)	(7.6)
Other financing activities	0.3	(0.3)

Net cash from (used in) financing activities	56.6	(43.7)

Effect of exchange rates on cash and equivalents	(2.0)	(1.4)

Net change in cash and equivalents	(42.6)	49.4
Cash and equivalents at beginning of period	125.7	76.3

Cash and equivalents at end of period	$83.1	$125.7

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2014	2013	US$	Currency

Americas
United States	$933.9	$872.6	7.0%	7.0%
Canada	50.0	52.4	(4.5)	3.2
Mexico	36.7	33.9	8.2	15.2
Puerto Rico	26.6	24.6	8.3	8.3
Brazil	13.9	14.0	(0.6)	7.6
Total Americas	1,061.1	997.5	6.4	7.1

EMEA
France	66.4	66.1	0.4	9.2
Switzerland	57.8	70.3	(17.9)	(12.7)
Portugal	32.4	27.3	18.9	29.4
United Kingdom	23.2	27.2	(14.7)	(13.0)
Russia	20.9	33.0	(36.6)	(9.3)
Germany	16.8	17.5	(4.1)	4.2
Italy	13.9	15.3	(8.7)	(0.8)
Norway	11.9	14.8	(19.9)	(9.8)
Other	13.6	16.9	(19.4)	(12.0)
Total EMEA	256.9	288.4	(10.9)	(1.5)

APAC
Singapore	32.7	30.6	7.0	10.8
Australia	32.6	30.2	7.9	16.8
Malaysia	16.2	16.1	0.6	5.4
New Zealand	13.2	14.0	(6.1)	(0.6)
Other	12.3	9.0	37.1	37.5
Total APAC	107.0	99.9	7.1	12.6

Total Kelly Services, Inc.	$1,425.0	$1,385.8	2.8%	5.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2014	2013	US$	Currency

Americas
United States	$3,535.8	$3,419.9	3.4%	3.4%
Canada	198.2	216.3	(8.4)	(1.9)
Mexico	139.0	133.3	4.3	8.7
Puerto Rico	105.0	98.2	6.9	6.9
Brazil	57.1	59.0	(3.2)	5.8
Total Americas	4,035.1	3,926.7	2.8	3.4

EMEA
France	268.6	248.1	8.3	8.3
Switzerland	253.5	255.9	(0.9)	(2.5)
Portugal	124.8	90.3	38.2	38.5
Russia	117.3	135.0	(13.1)	2.2
United Kingdom	105.6	105.3	0.3	(5.1)
Germany	67.5	66.8	1.1	1.2
Italy	60.2	58.9	2.2	1.9
Norway	55.5	61.1	(9.2)	(3.2)
Other	64.5	67.6	(4.6)	(4.4)
Total EMEA	1,117.5	1,089.0	2.6	4.0

APAC
Singapore	127.5	114.1	11.8	13.2
Australia	121.4	130.6	(7.1)	(0.7)
Malaysia	66.2	67.2	(1.4)	2.4
New Zealand	51.4	50.1	2.5	1.4
Other	43.6	35.4	23.2	30.2
Total APAC	410.1	397.4	3.2	6.8

Total Kelly Services, Inc.	$5,562.7	$5,413.1	2.8%	3.8%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014			2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,425.0	$—	$1,425.0	$1,385.8	2.8%

Cost of services	1,192.4	—	1,192.4	1,154.3	3.3

Gross profit	232.6	—	232.6	231.5	0.5

SG&A expenses	230.0	(6.2)	223.8	221.6	1.1

Earnings from operations	2.6	6.2	8.8	9.9	(9.7)

Other expense, net	1.1	—	1.1	0.6	89.6

Earnings before taxes	1.5	6.2	7.7	9.3	(15.7)

Inc. tax (benefit) expense*	(15.5)	2.4	(13.1)	(8.2)	(60.2)

Net earnings	$17.0	$3.8	$20.8	$17.5	19.8%

Earnings per share:
Basic	$0.44	$0.10	$0.54	$0.45	20.0%
Diluted	$0.44	$0.10	$0.54	$0.45	20.0%

* Income tax benefit for the fourth quarter of 2014 includes $13.6 million related to the retroactive reinstatement of work opportunity credits for the entire year.

	2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$1,385.8	$—	$1,385.8

Cost of services	1,154.3	—	1,154.3

Gross profit	231.5	—	231.5

SG&A expenses	221.9	(0.3)	221.6

Earnings from operations	9.6	0.3	9.9

Other expense, net	0.6	—	0.6

Earnings before taxes	9.0	0.3	9.3

Inc. tax (benefit) expense	(8.2)	—	(8.2)

Net earnings	$17.2	$0.3	$17.5

Earnings per share:
Basic	$0.45	$0.01	$0.45
Diluted	$0.45	$0.01	$0.45

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 52 WEEKS ENDED DECEMBER 28, 2014 AND DECEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014			2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$5,562.7	$—	$5,562.7	$5,413.1	2.8%

Cost of services	4,654.3	—	4,654.3	4,523.6	2.9

Gross profit	908.4	—	908.4	889.5	2.1

SG&A expenses	886.5	(12.0)	874.5	832.9	5.0

Earnings from operations	21.9	12.0	33.9	56.6	(40.2)

Other expense, net	5.3	—	5.3	4.5	15.3

Earnings before taxes	16.6	12.0	28.6	52.1	(45.0)

Inc. tax (benefit) expense	(7.1)	4.5	(2.6)	(10.0)	74.0

Net earnings	$23.7	$7.5	$31.2	$62.1	(49.7)%

Earnings per share:
Basic	$0.61	$0.19	$0.81	$1.62	(50.0)%
Diluted	$0.61	$0.19	$0.81	$1.62	(50.0)%

	2013
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings

Revenue from services	$5,413.1	$—	$—	$5,413.1

Cost of services	4,523.6	—	—	4,523.6

Gross profit	889.5	—	—	889.5

SG&A expenses	834.5	(1.6)	—	832.9

Asset impairments	1.7	—	(1.7)	—

Earnings from operations	53.3	1.6	1.7	56.6

Other expense, net	4.5	—	—	4.5

Earnings before taxes	48.8	1.6	1.7	52.1

Inc. tax (benefit) expense	(10.1)	0.1	—	(10.0)

Net earnings	$58.9	$1.5	$1.7	$62.1

Earnings per share:
Basic	$1.54	$0.04	$0.04	$1.62
Diluted	$1.54	$0.04	$0.04	$1.62

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERIVCES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges and asset impairment charges is useful to understand the Company's fiscal 2014 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2014 includes costs related to the U.S. management simplification restructuring plan, costs incurred for exiting the staffing business in Sweden, and costs related to closing branches in Australia and consolidating back office functions in Australia and New Zealand. Restructuring charges in 2013 relate to the Company's decision to exit the executive search business operating in Germany, and primarily relate to severance costs from exiting this business.

(2) Asset impairment charges represent the write-off of the carrying value of long-lived assets related to the decision to exit the executive search business operating in Germany.